                                                                      EXHIBIT 21
                                                                     Page 1 of 2

                            THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
-------------------------------------


                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              -----------------

The B.F.Goodrich Company (Registrant;
  there are no parents of the registrant)                               New York
BFGoodrich Aerospace Aircraft Evacuation
 Systems Private Limited                                                India                             100.00
BFGoodrich Aerospace Asia-Pacific, Limited                              Hong Kong                          51.00
BFGoodrich Aerospace Component
  Overhaul & Repair, Inc.                                               Delaware                          100.00
BFGoodrich Aerospace Pte. Ltd.                                          Singapore                         100.00
BFGoodrich Avionics Systems, Inc.                                       Delaware                          100.00
B.F.Goodrich Chemical (Far East) Limited                                Hong Kong                         100.00
B.F.Goodrich Chemical Holding B.V.                                      The Netherlands                   100.00
  B.F.Goodrich Realty Europe N.V.                                       Belgium                           100.00
  BFGoodrich TempRite Resin B.V.                                        The Netherlands                   100.00
  B.F.Goodrich Chemical (Belgie) N.V.                                   Belgium                           100.00
    B.F.Goodrich Europe Coordination Center N.V.                        Belgium                            55.00
  B.F.Goodrich Chemical Sales Company B.V.                              The Netherlands                   100.00
  B.F.Goodrich Europe Coordination Center N.V.                          Belgium                            45.00
  BFGoodrich Holding S.A.                                               France                            100.00
    BFGoodrich Aerospace Services S.A.                                  France                            100.00
      Rosemount Aerospace S.A.R.L.                                      France                            100.00
    E.P.P.C. Polyplastic S.A.                                           France                            100.00
  H&P Extrusions B.V.                                                   The Netherlands                   100.00
  H&P Mixing B.V.                                                       The Netherlands                   100.00
  JcAir, B.V.                                                           The Netherlands                   100.00
  Tremco AB                                                             Sweden                            100.00
  Tremco, B.V.                                                          The Netherlands                   100.00
B.F.Goodrich Chemical Italia, S.R.L.                                    Italy                             100.00
BFGoodrich Chemical Spain, S.A.                                         Spain                             100.00
  Albus S.A.                                                            Spain                             100.00
  Inmoiber, S.A.                                                        Spain                             100.00
The B.F.Goodrich Company of Japan, Ltd.                                 Japan                             100.00
Delfzijl Resin C.V.                                           Partnership in The Netherlands               99.00
First Charter Insurance Company                                         Vermont                           100.00
Godfrey Engineering, Inc.                                               Florida                           100.00
Goodrich Canada Inc.                                                    Canada                            100.00
Goodrich FSC, Inc.                                                      Barbados                          100.00
Goodrich Holding Corporation                                            Delaware                          100.00
Goodrich Holding UK Limited                                             England                           100.00
  BFGoodrich Aerospace UK Limited                                       England                           100.00
  B.F.Goodrich Chemical (U.K.) Limited                                  England                           100.00
  BFGoodrich Component Services Limited                                 England                           100.00
  Rosemount Aerospace Limited                                           England                           100.00
    Rosemount Aerospace GmbH                                            Germany                             2.00
  Simmonds Precision Limited                                            England                           100.00

                                                                     EXHIBIT 21
                                                                     Page 2 of 2

                            THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
-------------------------------------

                                                                                                    Percentage Of
                                                                         Place Of                 Voting Securities
Consolidated Subsidiary Companies                                      Incorporation                    Owned
---------------------------------                                      -------------              -----------------

Goodron Realty, Inc.                                                    Delaware                       100.00
International BFGoodrich Technology Corporation                         Delaware                       100.00
JcAir, Inc.                                                             Kansas                         100.00
JMSI Corporation                                                        Delaware                       100.00
  Delfzijl Resin C.V.                                         Partnership in The Netherlands             1.00
  ALA Corporation                                                       Delaware                       100.00
  CMK Corporation                                                       Delaware                       100.00
Mitech Corporation                                                      Ohio                           100.00
Rosemount Aerospace Inc.                                                Delaware                       100.00
Rosemount Aerospace Canada Inc.                                         Canada                         100.00
Siltown Realty, Inc.                                                    Alabama                        100.00
Simmonds Precision Products, Inc.                                       New York                       100.00
  Simmonds Precision Engine Systems, Inc.                               New York                        99.94
  Simmonds Precision Motion Controls, Inc.                              New Jersey                     100.00
TRAMCO, INC.                                                            Washington                     100.00
Tremco Incorporated                                                     Ohio                           100.00
  Tremco Limited                                                        Canada                         100.00
     Tremco Ltd. (U.K.)                                                 England                        100.00
         Oy Tremco Ltd. Finland                                         Finland                        100.00
  Tremco Asia Pacific Pty. Limited                                      Australia                      100.00
     Pabco Products Pty. Ltd.                                           Australia                      100.00
     Tremco Pty. Limited                                                Australia                      100.00
     Tremco New Zealand Pty. Ltd.                                       New Zealand                    100.00
  Tremco Far East Limited                                               Hong Kong                      100.00
     Tremco Far East (Malaysia) Sdn. Bhd.                               Malaysia                       100.00
  Tremco GmbH                                                           Germany                        100.00
     B.F.Goodrich Chemical (Deutschland) GmbH                           Germany                        100.00
     Kamia Chemical GmbH                                                Germany                        100.00
     Rosemount Aerospace GmbH                                           Germany                         98.00
  BFGoodrich de Mexico, S.A. de C.V.                                    Mexico                         100.00
  Tremco Service Corporation                                            Delaware                       100.00
  Tremco, S.A. (France)                                                 France                         100.00
     Tremco Italia S.R.L.                                               Italy                          100.00
  BFGoodrich Capital                                                    Statutory trust                100.00
                                                                          in Delaware

All of the above subsidiaries are included in the 1996 consolidated financial statements.

The Registrant also owns 91.56 percent of DTM Corporation, incorporated in Texas; 50.00 percent of BFGoodrich - Messier, Inc., incorporated in Delaware;
50.00 percent of Messier - BFGoodrich S.A., incorporated in France; 50.00 percent of SIME Tremco Private Ltd., incorporated in Singapore; 49.00 percent of SIME Tremco Sdn. Bhd., incorporated in Malaysia; 50.00 percent of Telenor S.A., incorporated in France. DTM Corporation owns 100.00 percent of DTM GmbH, incorporated in Germany. SIME Tremco Sdn. Bhd. owns 100.00 percent of SIME Tremco Malaysia Sdn. Bhd. and Tremco Specialty Chemicals Sdn. Bhn., both of which are incorporated in Malaysia. These companies are accounted for on the equity method.